SECURITIES  AND  EXCHANGE  COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:  October 31, 2003

(Date of earliest event reported)

SICOR INC.

(Exact name of registrant as specified in its charter)

Delaware	0-18549	33-0176647
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19 Hughes, Irvine, California 92618
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (949) 455-4700

ITEM 5.                                                     OTHER EVENTS AND REGULATION FD DISCLOSURE.

Effective October 31, 2003, SICOR Inc. and Computershare Trust Company, Inc. (successor to Harris Trust and Savings Bank, which was successor agent to Mellon Investor Services, which was successor agent to ChaseMellon Shareholder Services, L.L.C., which was successor agent to First Interstate Bank Ltd.) (“Computershare”), amended (“Amendment No. 3”) the Rights Agreement dated as of March 16, 1992, as amended by Amendment No. 1 dated as of November 12, 1996, as amended by Amendment No. 2 dated as of July 23, 2001 between SICOR Inc. and Computershare, as Rights Agent (the “Rights Agreement”).  The following paragraphs summarize the principal amendments to the Rights Agreement as effectuated by Amendment No. 3.  Capitalized terms not defined herein shall have the meanings as set forth in the Rights Agreement.

1.                                       The definition of Acquiring Person was revised to exclude Teva Pharmaceutical Industries Ltd. (“Teva”) or Silicon Acquisition Sub, Inc. (“Merger Sub”) or any Affiliate or Associate thereof, as a result of (i) the execution of the Agreement and Plan of Merger between Teva, SICOR Inc. and the other parties listed on the signature pages thereto (the “Merger Agreement”) (ii) the acquisition of the shares of Common Stock pursuant to the Merger (as defined in the Merger Agreement), (iii) the consummation of any of the transactions contemplated by the Merger Agreement, (iv) the approval, execution and delivery of the Stockholders Agreement dated as of October 31, 2003 by and between Teva, Rakepoll Finance N.V. a corporation organized under the laws of the Netherlands Antilles, and the parties listed on Schedule A attached thereto, as amended from time to time, or (v) the public announcement of any of the foregoing (each such event, an “Exempt Event”).

2.                                       The definitions of Distribution Date and Stock Acquisition Date were revised to provide that in no event shall a Distribution Date or Stock Acquisition Date be deemed to occur as a result of an Exempt Event.

3.                                       Sections 11(a) and 13 were revised to provide that such sections would not apply as a result of an Exempt Event.

ITEM 7                                                        FINANCIAL STATEMENTS AND EXHIBITS.

(C)                                Exhibits.

4.1                                 Form of Rights Agreement dated as of March 16, 1992 between SICOR Inc. (f.k.a. Gensia Pharmaceuticals, Inc.) and Harris Trust and Savings Bank (successor agent to Mellon Investor Services, which was successor agent to ChaseMellon Shareholder Services, L.L.C., which was successor agent to First Interstate Bank Ltd.), which includes as Exhibit B the form of Rights Certificate.  Pursuant to the Rights Agreement, Rights Certificates will not be mailed until the earlier of (i) a public announcement that a person or a group of affiliated or associated persons has acquired beneficial ownership of securities representing 15% or more of the outstanding common stock or (ii) ten days after a person or a group of affiliated or associated persons has commenced or announced an intent to commence a tender offer or exchange offer which, upon consummation thereof, would cause such person or group to own beneficially securities representing 15% or more of the outstanding common stock (filed as Exhibit 1 to the Company’s Registration Statement on Form 8-A (SEC File No. 0-18549) and incorporated herein by reference).

4.2                                 Amendment No. 1 to Rights Agreement dated as of November 12, 1996, between SICOR Inc. and Harris Trust and Savings Bank (successor agent to Mellon Investor Services, which was successor agent to ChaseMellon Shareholder Services, L.L.C., which was successor agent to First Interstate Bank Ltd.) as Rights Agent (filed as Exhibit 4.2 to Amendment No. 1 to the Company’s Registration Statement on Form 8-A (File No. 0-18549) and incorporated herein by reference).

4.3                                 Amendment No. 2 to Rights Agreement dated as of July 23, 2001, between SICOR Inc., Harris Trust and Savings Bank (successor agent to Mellon Investor Services, which was successor agent to ChaseMellon Shareholder Services, L.L.C., which was successor agent to First Interstate Bank Ltd.) and Computershare Investor Services, LLC as successor Rights Agent (filed as Exhibit 4.3 to Amendment No. 1 to the Company’s Registration Statement on Form 8-A (File No. 0-18549) and incorporated herein by reference).

4.4                                 Amendment No. 3 to Rights Agreement dated as of October 31, 2003, between SICOR Inc., Computershare Trust Company, Inc. (successor agent to Harris Trust and Savings Bank , which was successor agent to Mellon Investor Services, which was successor agent to ChaseMellon Shareholder Services, L.L.C., which was successor agent to First Interstate Bank Ltd.) (filed as Exhibit 4.4 to Amendment No. 2 to the Company’s Registration Statement on Form 8-A (File No. 0-18549) and incorporated herein by reference).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 3, 2003

SICOR INC.

By	/s/ Wesley N. Fach

Wesley N. Fach
Senior Vice President,
General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit Number	Exhibit

4.1

Form of Rights Agreement dated as of March 16, 1992 between SICOR Inc. (f.k.a. Gensia Pharmaceuticals, Inc.) and Harris Trust and Savings Bank (successor agent to Mellon Investor Services, which was successor agent to ChaseMellon Shareholder Services, L.L.C., which was successor agent to First Interstate Bank Ltd.), which includes as Exhibit B the form of Rights Certificate.  Pursuant to the Rights Agreement, Rights Certificates will not be mailed until the earlier of (i) a public announcement that a person or a group of affiliated or associated persons has acquired beneficial ownership of securities representing 15% or more of the outstanding common stock or (ii) ten days after a person or a group of affiliated or associated persons has commenced or announced an intent to commence a tender offer or exchange offer which, upon consummation thereof, would cause such person or group to own beneficially securities representing 15% or more of the outstanding common stock (filed as Exhibit 1 to the Company’s Registration Statement on Form 8-A (SEC File No. 0-18549) and incorporated herein by reference).

4.2

Amendment No. 1 to Rights Agreement dated as of November 12, 1996, between SICOR Inc. and Harris Trust and Savings Bank (successor agent to Mellon Investor Services, which was successor agent to ChaseMellon Shareholder Services, L.L.C., which was successor agent to First Interstate Bank Ltd.) as Rights Agent (filed as Exhibit 4.2 to Amendment No. 1 to the Company’s Registration Statement on Form 8-A (File No. 0-18549) and incorporated herein by reference).

4.3

Amendment No. 2 to Rights Agreement dated as of July 23, 2001, between SICOR Inc., Harris Trust and Savings Bank (successor agent to Mellon Investor Services, which was successor agent to ChaseMellon Shareholder Services, L.L.C., which was successor agent to First Interstate Bank Ltd.) and Computershare Investor Services, LLC as successor Rights Agent (filed as Exhibit 4.3 to Amendment No. 1 to the Company’s Registration Statement on Form 8-A (File No. 0-18549) and incorporated herein by reference).

4.4

Amendment No. 3 to Rights Agreement dated as of October 31, 2003, between SICOR Inc., Computershare Trust Company, Inc. (successor agent to Harris Trust and Savings Bank , which was successor agent to Mellon Investor Services, which was successor agent to ChaseMellon Shareholder Services, L.L.C., which was successor agent to First Interstate Bank Ltd.) (filed as Exhibit 4.4 to Amendment No. 2 to the Company’s Registration Statement on Form 8-A (File No. 0-18549) and incorporated herein by reference).